UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 7, 2014

Alternative Fuels Americas, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

333-177532	33-0301060
(Commission File Number)	(IRS Employer Identification No.)

305 S. Andrews Avenue, Suite 209, Fort Lauderdale, Florida 33301

 (Address of principal executive offices and zip code)

(954) 534-7895
(Registrant’s telephone number including area code)

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms the “Company,” “AFAI,” “we,” “us” and “our” refer to Alternative Fuels Americas, Inc. and its subsidiary.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Termination of Goldstein Schechter Koch, P.A.

(i)	Effective November 7, 2014, we terminated Goldstein Schechter Koch, P.A. (“Goldstein Schechter Koch”), the successor firm to De Meo Young McGrath, P.A. Certified Public Accountants (“DYM”), as our independent registered public accounting firm. DYM merged, with and into Goldstein Schechter Koch effective January 1, 2014, with Goldstein Schechter Koch being the surviving firm. The decision to terminate Goldstein Schechter Koch was approved by the board of directors of AFAI on November 7, 2014
(ii)	The report of Goldstein Schechter Koch on the Company’s financial statements for fiscal year ended December 31, 2013 and the report of DYM on our financial statements for the year ended December 31, 2012, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports on the Company’s financial statements contained an explanatory paragraph in respect to the substantial doubt about its ability to continue as a going concern.
(iii)	During the years ended December 31, 2013 and December 31, 2012 and the subsequent period through the date of termination (A) there have been no disagreements with either Goldstein Schechter Koch or DYM, as the case may be, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Goldstein Schechter Koch or DYM, would have caused Goldstein Schechter Koch or DYM, as the case may be, to make reference to the subject matter of the disagreement in connection with their respective reports, (B) no such disagreement was discussed with the Company’s board of directors or any committee of the board of directors of the Company and (C) there have been no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.
(iv)	We have provided Goldstein Schechter Koch, for itself and as the successor firm to DYM, with a copy of this report and have requested Goldstein Schechter Koch to furnish us with a letter addressed to the Securities and Exchange Commission stating whether such firm agrees with the statements made by the Company in this report, and, if not, stating the respects in which it does not agree. The letter from Goldstein Schechter Koch is attached as an exhibit to this report.

(b)	Engagement of Bongiovanni & Associates, PA
(i)	Effective November 7, 2014, AFAI engaged Bongiovanni & Associates, PA (“BGA”) as our independent public registered accounting firm. The engagement of BGA was approved by the AFAI’s board of directors on November 7, 2014.
(ii)	In connection with the Company’s engagement of BGA as AFAI’s independent registered public accounting firm, AFAI has not consulted BGA on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or to the type of audit opinion which might be rendered on the Company’s financial statements. Moreover, during the years ended December 31, 2013 and December 31, 2012 and the subsequent period through the date of engagement, we did not consult BGA regarding any of the matters outlined in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(a)	Exhibits

Exhibit No	Description
16.1	Letter from Goldstein Schechter Koch, P.A .

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE FUELS AMERICAS, INC.

Date: November 20, 2014	By:	/s/ Craig Frank
Craig Frank, Chairman and Chief Executive Officer